UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 19, 2021

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SALISBURY BANCORP, INC.

(Exact name of registrant as specified in its charter)

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Connecticut (State of other jurisdiction of incorporation)	000-24751 (Commission File Number)	06-1514263 (IRS Employer Identification No.)

5 Bissell Street, Lakeville, Connecticut (Address of principal executive offices)	06039 (Zip Code)
Registrant’s telephone number, including area code: (860) 435-9801
(Former name or former address, if changed since last report) ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.10 par value per share	SAL	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5.	Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)       Effective May 19, 2021, Charles M. Andola retired as a director of Salisbury Bancorp, Inc. (the “Company”) and its subsidiary, Salisbury Bank and Trust Company (the “Bank”). Mr. Andola, age 77, has served on the Board of Directors of the Company and the Bank since 2014. Mr. Andola’s retirement is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(b)       Effective May 19, 2021, John F. Perotti retired as a director of Salisbury Bancorp, Inc. (the “Company”) and its subsidiary, Salisbury Bank and Trust Company (the “Bank”). Mr. Perotti, age 74, has served on the Board of Directors of the Company and the Bank since 1998 and 1985, respectively. Mr. Perotti’s retirement is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(b)       Effective May 19, 2021, Paul S. Hoffner was elected as a director of Salisbury Bancorp, Inc. (the “Company”) and its subsidiary, Salisbury Bank and Trust Company (the “Bank”). Mr. Hoffner, age 56, has been appointed by the Boards to serve on the Audit Committee, Human Resource and Compensation Committee, and Trust Committee, having previously determined that he satisfies all applicable requirements to serve on such committees.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The 2021 Annual Meeting of Shareholders (“Annual Meeting”) of the Company, was held on Wednesday, May 19, 2021. On the record date of March 15, 2021, there were 2,845,147 shares issued, outstanding and eligible to vote, of which 2,227,165 shares, or 78.27%, were represented at the Annual Meeting either in person or by proxy.

The results of matters voted upon are presented below:

1.	Three (3) directors were elected by the shareholders to serve as directors of Salisbury for a three-year term, who along with the six (6) directors whose terms do not expire at this meeting, will constitute the full Board of Directors of Salisbury:

	Term	Votes For	Votes Withheld	Broker Non-votes
Arthur J. Bassin	3 years	1,657,321	32,359	537,485
Paul S. Hoffner	3 years	1,681,500	8,180	537,485
Holly J. Nelson	3 years	1,651,771	37,909	537,485

2.	The ratification of the appointment of Baker Newman & Noyes, P.A., LLC as the independent registered public accounting firm for Salisbury for the fiscal year ending December 31, 2021.

Votes For	Votes Against	Abstentions
2,223,050	2,943	1,172

3.	The non-binding advisory vote on the compensation of the named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-votes
1,552,380	63,464	73,836	537,485

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Salisbury Bancorp, Inc.

Date: May 20, 2021	By:	/s/ Richard J. Cantele, Jr. Richard J. Cantele, Jr. President and Chief Executive Officer